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                                                                      EXHIBIT 10

                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           INCENTIVE STOCK OPTION PLAN

         1. Purpose. The purpose of the Universal Compression Holdings, Inc. Incentive Stock Option Plan is to motivate and retain key executive employees of Universal Compression Holdings, Inc. and its majority-owned subsidiaries who are responsible for the attainment of the primary long-term performance goals of Universal Compression Holdings, Inc.

         2. Definitions. When used herein, the following terms shall have the following meanings:

         "Administrator" means the Board, or a committee of the Board, duly appointed to administer the Plan.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to (a) vote fifty-one percent (51%) or more of the securities having ordinary voting power for the election of directors of such corporation, or (b) direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         "Board" means the Board of Directors of the Corporation.

         "Cause" means, with respect to a Participant, a finding by the Administrator based upon reasonable evidence that the Participant engaged in (a) any criminal act, (b) any misconduct (including, but not limited to, a positive illegal drug test result) which is inconsistent with his or her employment responsibilities or any contractual relationship, if any, with the Corporation or any subsidiary thereof, (c) any nonperformance of his or her duties, (d) any acts of insubordination, or (e) any acts of dishonesty .

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means Common Stock ($0.01 par value) of the Corporation.

         "Corporation" means Universal Compression Holdings, Inc., a Delaware corporation.

         "Disability" means, with respect to a Participant, a determination by the Administrator that such Participant was unable to perform his or her job, including after reasonable accommodation by the Corporation, for three consecutive months or for any 120 days in a 360-day period.

         "Fair Market Value" means, as of any date, the value per share of the Common Stock as determined by the Administrator in accordance with applicable regulations issued under the Code. Notwithstanding the foregoing, Fair Market Value on any day shall be determined as


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follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Fair Market Value on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Fair Market Value on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Fair Market Value on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) - (iii) are applicable, the Fair Market Value as may be determined by the Board or the Administrator, there being no obligation to make such determination.

         "Fully-Diluted Basis" means, without duplication, (a) all shares of Common Stock outstanding at the time of determination, (b) all shares of Common Stock issuable upon the exercise of any option, warrant or similar right outstanding at the time of determination, whether or not currently exercisable, and (c) all shares of Common Stock issuable upon the exercise of any conversion or exchange right contained in any security convertible into or exchangeable for shares of Common Stock.

         "Grant Date" means the effective date of grant of any Option, which effective date shall be determined in the sole discretion of the Administrator.

         "Incentive Stock Option" means a right granted under the Plan to a Participant to purchase a stated number of shares of Common Stock meeting the requirements of Section 422 of the Code.

         "Non-qualified Stock Option" means a right granted under the Plan to a Participant to purchase a stated number of shares of Common Stock other than as an Incentive Stock Option.

         "Option" means Incentive Stock Options and Non-qualified Stock Options.

         "Participant" means a key employee of the Corporation or a Subsidiary who is selected to participate in the Plan in accordance with Section 4.

         "Person" means any individual, partnership, firm, trust, corporation or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Corporation, such partnership, limited partnership, syndicate or group shall be deemed a "Person".

         "Plan" means the Universal Compression Holdings, Inc. Incentive Stock Option Plan, as amended from time to time.

         "Stockholders Agreement" means the Stockholders Agreement, dated as of February 20, 1998, among the Corporation and the parties named on the signature pages thereto, as the same may be amended from time to time.


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         "Subsidiary" means, with respect to any Person, any other Person directly or indirectly controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such corporation, or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         3. Administration. The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority to:

         (a) select the Participants;

         (b) designate Options as Incentive Stock Options or Non-qualified Stock Options;

         (c) determine the number of shares of Common Stock to be optioned to each Participant; and

         (d) establish from time to time rules and regulations for the administration of the Plan, interpret the Plan, delegate in writing administrative matters to committees of the Board or to other persons, and make such other determinations and take such other action as it deems necessary or advisable for the administration of the Plan.

         All actions taken and interpretations and determinations made by the Administrator in good faith shall be final and binding upon all parties.

         4. Participation. Participants in the Plan shall be limited to those key employees of the Corporation and its Subsidiaries who have been notified in writing by the Administrator that they have been selected to participate in the Plan. A member of the Board who is not an employee of the Corporation shall not be eligible to participate in the Plan and shall not be eligible for the grant of an Option.

         5. Shares Subject to the Plan. Options may be granted under the Plan by the Administrator to Participants from time to time. The shares issued upon the exercise of Options granted under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or, if available, shares repurchased by the Corporation (at such time or times and in such manner as it may determine). If any Option granted under the Plan shall be canceled or expire, without the exercise thereof, new Options may thereafter be granted covering such shares.

         6. Maximum Shares Available. The maximum aggregate number of shares available to be granted under the Plan is twelve percent (12%) of the outstanding stock of the Corporation on a Fully-Diluted Basis, which is equal to 42,738 shares of Common Stock, and such shares shall be reserved for Options granted under the Plan (subject to adjustment as provided in Section 10(h)).


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         7. Grant of Options. Options may be granted under the Plan to
Participants for the purchase of shares of Common Stock, provided, however, that no Incentive Stock Option may be granted more than ten (10) years after the date the Plan is adopted or the date the Plan is approved by the Corporation's shareholders, whichever is earlier. Options shall be granted in such form and upon such terms and conditions as the Administrator shall determine from time to time.

         8. Designation as Non-qualified Stock Option or Incentive Stock Option. In connection with any grant of Options, the Administrator shall designate in the written agreement required pursuant to Section 10 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of such shares that shall be Incentive Stock Options and the number of such shares that shall be Non-qualified Stock Options.

         9. Limitation on Amount of Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

         10. Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a written agreement, in form approved by the Administrator and executed by the Corporation, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Administrator may deem appropriate:

         (a) Option Term. The term of each Option granted hereunder shall be determined by the Administrator, provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Option be exercisable after ten (10) years from the Grant Date. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Subsidiary (a "10% Stockholder"), the Option shall not be exercisable after five (5) years from the Grant Date.

         (b) Option Price. The purchase price per share under each Option shall be the Fair Market Value of the outstanding shares as of the Grant Date. In the case of an Incentive Stock Option granted to a 10% Stockholder, the option price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date.

         (c) Exercise of Option. Unless otherwise set forth in the written agreement evidencing the Option, each Option shall become exercisable in accordance with the following schedule:


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
              Years from Grant Date                      Amount Exercisable
                    1 year                                     33 1/3%
                    2 years                                    33 1/3%
                    3 years                                    33 1/3%

             Notwithstanding the foregoing, Options shall become immediately exercisable upon: (i) a public offering of Common Stock of the Corporation; (ii) the acquisition by any Person, other than an Affiliate of Castle Harlan Partners III, L.P., of fifty one percent (51%) or more of the Common Stock of the Corporation; or (iii) a sale of all or substantially all of the assets of the Corporation.


         (d) Payment of Option Price Upon Exercise. The purchase price of the shares of Common Stock as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise: (i) in cash; (ii) with the consent of the Board, by delivery of a promissory note to the Corporation payable over a three (3) year period and bearing interest at the prime rate; (iii) by delivery of shares of Common Stock owned by the Participant having a Fair Market Value (as defined and determined by Section 2 hereof) equal in amount to the aggregate exercise price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                                X = Y x (A - $50)
                                    -------------
                                         A

             where:

                      X     =     the number of shares of Common Stock to be
             issued pursuant to clause (v) above;

                      Y     =     the number of shares of Common Stock that
             otherwise would have been issuable in respect of that portion of the Option to be exercised pursuant to clause (v) above if such exercise had been pursuant to clause (i), (ii), (iii) or (iv) above;

                      A     =     the Fair Market Value of one share of Common
             Stock on the date of exercise;

             provided, however, that clauses (iii) and (v) shall be inapplicable if no Fair Market Value is applicable under clause (iv) of the definition of "Fair Market Value" contained in Section 2 hereof.



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         (e) Termination of Employment. Unless otherwise set forth in the written agreement evidencing the Option, (i) in the event the employment of a Participant terminates on account of death, Disability or retirement after age 65, (A) the Options that have been granted to such Participant and that are exercisable as of the date of the Participant's termination of employment may be exercised by such Participant, or his representative, within three
             (3) months after termination of employment and shall then terminate, and (B) the Options that have been granted to such Participant and that are not exercisable as of the date of the Participant's termination of employment shall terminate as of such date; (ii) in the event the employment of a Participant terminates for Cause, the Options granted to such Participant, whether or not exercisable as of the date of the Participant's termination of employment, shall terminate on the date of termination; and (iii) in the event the employment of a Participant terminates for any reason other than death, Disability, retirement after age 65 or for Cause, (A) the Options that have been granted to such Participant and that are exercisable as of the date of the Participant's termination of employment may be exercised by such Participant, or his representative, within thirty (30) days after termination of employment and shall then terminate, and (B) the Options that have been granted to such Participant and that are not exercisable as of the date of the Participant's termination of employment shall terminate as of such date.

         (f) Transferability of Options. No Option granted under the Plan and no right arising under such Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him. Any Option exercisable at the date of the Participant's death and transferred by will or by the laws of descent and distribution shall be exercisable in accordance with the terms of such Option by the executor or administrator, as the case may be, of the Participant's estate for a period of three (3) months after the date of the Participant's death and shall then terminate.

         (g) Investment Representation. Each option agreement may contain an undertaking that, upon demand by the Board for such a representation, the optionee (or any person acting under Section 10(f)) shall deliver to the Board at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

         (h) Adjustments in Event of Change in Common Stock. Notwithstanding any other provision of the Plan, the Administrator may: (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Option,


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             provide for such adjustments to such Option, in each case, as the
             Administrator shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.

         (i) Optionees to Have No Rights as Stockholders. No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date on which he is recorded as the holder of such shares on the records of the Corporation.

         (j) Plan and Option Not to Confer Rights with Respect to
             Continuance of Employment. Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ of the Corporation or a Subsidiary, nor shall it interfere in any way with the right of the Corporation or a Subsidiary to terminate any Participant's employment at any time for any reason, or for no reason at all, except as may be provided in a written employment contract between the Corporation and such employee.

         (k) Stock Certificates. All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by the Corporation shall contain a legend substantially in the following form:


                    "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, AS MAY BE AMENDED, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

             In the event that the shares of Common Stock issued pursuant to the Option are (i) registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an effective registration statement which


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             complies with the then applicable regulations, rules and procedures and practices of the Securities and Exchange Commission, and are registered and qualified in accordance with any applicable state laws, regulations, rules and administrative procedures practices, or (ii) transferred pursuant to an exemption from registration under the Securities Act and, at the request of Corporation, the Corporation has received an executed legal opinion, satisfactory to its counsel, as to the availability of and compliance with such exemption and that such shares need not bear the restrictive legend stating that such shares have not been registered under the Securities Act, the Corporation may issue new certificates representing such shares omitting that portion of such restrictive legend.

         (l) Option Agreement. The form of option agreement authorized by the Plan may contain such other provisions as the Administrator may, from time to time, determine. In the event of any conflict between a written agreement and the Plan, the terms of the written agreement between the Corporation and the Participant shall govern.

         11. No Claim or Right Under the Plan. No employee shall at any time have the right to be selected as a Participant in the Plan nor, having been selected as a Participant and granted an Option, to be granted any additional option.

         12. Listing and Qualification of Shares. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation, in its discretion, may postpone the issuance or delivery of shares upon any exercise of an Option until completion of any stock exchange listing, or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

         13. Stockholders Agreement. A Participant, or its beneficiary or legal representative, who acquires Common Stock of the Corporation pursuant to the exercise of an Option granted under the Plan shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement, which provisions shall be deemed to be incorporated herein by reference, and if the Corporation shall so request, the Participant shall become a party to such provisions of the Stockholders Agreement.

         14. Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to Options under the Plan including, but not limited to (a) reducing the number of shares of Common Stock otherwise deliverable, based upon their Fair Market Value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under the Plan, (b) deducting the amount




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of any such withholding taxes from any other amount then or thereafter payable to a Participant, or (c) requiring a Participant, beneficiary or legal representative to pay to the Corporation the amount required to be withheld or to execute such documents as the Corporation deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

         15. No Liability of Board Members. No member of the Board or of any committee of the Board acting as Administrator shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Board or of any committee of the Board acting as Administrator nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

         16. Non-Uniform Determinations. The Administrator's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, term, provisions, amount and the timing of the grant of such Options and of the Agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

         17. Amendment or Termination. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no amendment, suspension or termination of the Plan shall deprive any Participant of any right with respect to any Option granted under the Plan without his written consent.

         18. Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of the Plan.

         19. Governing Law. The Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

         20. Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         21. Effective Date. The Plan shall become effective as of February 20, 1998.